LEASE - Supplemental Cash Flow Information (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)
LEASE
Operating cash flow from operating and short-term leases	$ 9,661	¥ 67,259
ROU assets obtained in exchange for lease liability	14,575	101,466
Reduction of ROU assets due to modification in lease term	$ (2,401)	¥ (16,719)
Weighted average remaining lease term	1 year 6 months 22 days	1 year 6 months 22 days
Weighted average discount rate	4.67%	4.67%